Cincinnati Financial Corporation

Supplemental Financial Data

March 31, 2006

First Quarter

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
(513) 870-2768	(513) 603-5323		(513) 870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	--	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	--	AA-

Ratings are as of May 3, 2006, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited.  These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2005. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
First Quarter 2006

	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	5/3/2006

Consolidated
Quick Reference	4	5/3/2006
Consolidated Statements of Income	5	5/3/2006
CFC and Subsidiary Consolidation – Three Months Ended March 31, 2006	6	5/3/2006
CFC and Subsidiary Consolidation – Three Months Ended March 31, 2005	7	5/3/2006
Consolidated Balance Sheets	8	5/3/2006
10-Year Net Income Reconciliation	9	5/3/2006
Quarterly Net Income Reconciliation	10	5/3/2006
Top Holdings -- Common Stocks	11	5/3/2006

Property Casualty Insurance Operations
GAAP Statements of Income	12	5/3/2006
Statutory Statements of Income	13	5/3/2006
Statutory Quarterly Analysis – Consolidated	14	5/3/2006
Statutory Quarterly Analysis – Commercial Lines	15	5/3/2006
Statutory Quarterly Analysis – Personal Lines	16	5/3/2006
Direct Written Premiums by Line of Business and State	17	5/3/2006
Quarterly Property Casualty Data – Commercial Lines of Business	18	5/3/2006
Quarterly Property Casualty Data – Personal Lines of Business	19	5/3/2006

Reconciliation Data
10-Year Property Casualty Data – Consolidated	20	5/3/2006
6-Year Property Casualty Data – Commercial Lines	21	5/3/2006
6-Year Property Casualty Data – Personal Lines	22	5/3/2006
Quarterly Property Casualty Data – Consolidated	23	5/3/2006
Quarterly Property Casualty Data – Commercial Lines	24	5/3/2006
Quarterly Property Casualty Data – Personal Lines	25	5/3/2006

Life Insurance Operations
GAAP Statements of Income	26	5/3/2006
Statutory Statements of Income	27	5/3/2006
Expenses as a Percentage of Premium	28	5/3/2006

2006 First-Quarter Supplement

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

(See attached tables for 2006 and 2005 data; prior-period reconciliations available at www.cinfin.com/investors.)

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

○

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

○

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

2006 First-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - First Quarter 2006
(all data shown is for the three months ended or as of March 31, 2006)
(Based on reported data - see Pages 23-25 for adjusted data)

(Dollars in millions except share data)
Revenues:		Benefits and expenses:

Commercial lines net written premiums	$668	Commercial lines losses	$354
Year-over-year percentage change	6.2%	Year-over-year percentage change	5.7%
Personal lines net written premiums	$161	Personal lines losses	$118
Year-over-year percentage change	(4.1)%	Year-over-year percentage change	(4.3)%
Property casualty net written premiums	$829	Property casualty losses	$472
Year-over-year percentage change	4.0%	Year-over-year percentage change	3.0%
Commercial lines net earned premiums	$582	Life and accident and health losses and policy benefits	$30
Year-over-year percentage change	5.7%	Year-over-year percentage change	26.4%
Personal lines net earned premiums	$196	Operating expenses	$259
Year-over-year percentage change	(3.2)%	Year-over-year percentage change	14.2%
Property casualty net earned premiums	$778	Interest expenses	$13
Year-over-year percentage change	3.3%	Year-over-year percentage change	(0.1)%
Life and accident and health net earned premiums	$26	Total expenses	$773
Year-over-year percentage change	10.6%	Year-over-year percentage change	7.3%
Investment income	$139	Income before income taxes	$834
Year-over-year percentage change	9.0%	Year-over-year percentage change	326.7%
Realized gains on investments	$660	Total income tax	$282
Year-over-year percentage change	7,415.4%	Year-over-year percentage change	452.1%
Other income	$4	Effective tax rate	33.8%
Year-over-year percentage change	14.7%
Total revenues	$1,607	Ratios:
Year-over-year percentage change	75.4%
		Commercial lines GAAP combined ratio	90.5%
Income:		Personal lines GAAP combined ratio	96.4%
		Property casualty GAAP combined ratio	92.0%
Operating income	$131
Year-over-year percentage change	(5.1)%	Commercial lines STAT combined ratio	87.5%
Net realized investment gains and losses	$421	Personal lines STAT combined ratio	98.1%
Year-over-year percentage change	7,090.5%	Property casualty STAT combined ratio	89.6%
Net income	$552
Year-over-year percentage change	282.4%	Return on equity based upon net income (annualized)	35.9%
		Return on equity based upon operating income (annualized)	8.0%
Per share: (diluted)
		Balance Sheet:
Operating income	$0.74
Year-over-year percentage change	(5.1)%	Fixed maturity investments	$5,640
Net realized investment gains and losses	$2.39	Equity securities	6,997
Year-over-year percentage change	7,866.7%	Short-term investments	288
Net income	$3.13	Securities lending collateral	330
Year-over-year percentage change	286.4%	Other invested assets	52
Book value	$35.85	Total invested assets	$13,255
Year-over-year percentage change	2.8%	Property casualty and life loss and loss expense reserves	$3,728
Weighted average shares -- diluted	176,127,404	Total debt	791
Year-over-year percentage change	(0.6)%	Shareholders equity	6,204

2006 First-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income
	For the Three Months Ended March 31,
	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$816,042,728	$794,495,941	$21,546,787	2.71
Life	34,874,544	31,516,806	3,357,738	10.65
Accident health	1,733,897	1,653,157	80,740	4.88
Premiums ceded	(48,610,706)	(50,950,369)	2,339,663	4.59
Total premiums earned	804,040,463	776,715,535	27,324,928	3.52
Investment income	138,533,053	127,039,271	11,493,782	9.05
Realized gain on investments	660,230,900	8,784,983	651,445,917	7,415.45
Other income	4,297,510	3,748,394	549,116	14.65
Total revenues	$1,607,101,926	$916,288,183	$690,813,743	75.39

Benefits & expenses:
Losses & policy benefits	$524,355,214	$537,857,247	$(13,502,033)	(2.51)
Reinsurance recoveries	(23,068,989)	(56,675,418)	33,606,429	59.30
Commissions	165,724,962	150,439,659	15,285,303	10.16
Other operating expenses	80,153,365	66,944,250	13,209,115	19.73
Interest expense	12,840,294	12,958,130	(117,836)	(0.91)
Taxes, licenses & fees	24,265,452	16,855,687	7,409,765	43.96
Incr deferred acq expense	(14,459,113)	(11,368,992)	(3,090,121)	(27.18)
Other expenses	3,332,207	3,847,606	(515,399)	(13.40)
Total expenses	$773,143,392	$720,858,169	$52,285,223	7.25
Income before income taxes	$833,958,534	$195,430,014	$638,528,520	326.73

Provision for income taxes:
Current operating income	$52,521,171	$47,576,416	$4,944,755	10.39
Realized investments gains and losses	239,649,184	2,936,089	236,713,095	8,062.19
Deferred	(10,198,514)	561,105	(10,759,619)	(1,917.58)
Total income taxes	$281,971,841	$51,073,610	$230,898,231	452.09

Net income	$551,986,693	$144,356,404	$407,630,289	282.38
Comprehensive net income	$240,437,206	$(189,078,918)	$429,516,124	(227.16)

Operating income	$131,404,977	$138,507,510	$(7,102,533)	(5.13)
Net realized investments gains and losses	$420,581,716	$5,849,167	$414,732,549	7,090.45

Net income per share:
Operating income	$0.75	$0.79	$(0.04)	(5.06)
Net realized investments gains and losses	2.42	0.03	2.39	7,966.67
Net income per share (basic)	$3.17	$0.82	$2.35	286.59
Operating income	$0.74	$0.78	$(0.04)	(5.13)
Net realized investments gains and losses	2.39	0.03	2.36	7,866.67
Net income per share (diluted)	$3.13	$0.81	$2.32	286.42
Dividends per share:
Paid	$0.3050	$0.2620	$0.0430	16.41
Declared	$0.3350	$0.2900	$0.0450	15.52
Number of shares:
Weighted avg - basic	174,178,090	175,554,038	(1,375,948)	(0.78)
Weighted avg - diluted	176,127,404	177,857,161	(1,729,757)	(0.97)

2006 First-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$816,042,728	$0	$816,236,753	$0	$0	$0	$(194,025)
Life	34,874,544	0	0	34,874,544	0	0	0
Accident health	1,733,897	0	0	1,733,897	0	0	0
Premiums ceded	(48,610,706)	0	(38,290,096)	(10,320,610)	0	0	0
Total earned premium	804,040,463	0	777,946,657	26,287,831	0	0	(194,025)
Investment income	138,533,053	23,676,422	89,315,960	26,275,186	0	44,602	(779,117)
Realized gain on investments	660,230,900	410,816,802	206,169,965	42,334,256	0	339	909,538
Other income	4,297,510	2,488,780	665,946	746,054	2,797,693	576,426	(2,977,389)
Total revenues	$1,607,101,926	$436,982,004	$1,074,098,528	$95,643,327	$2,797,693	$621,367	$(3,040,993)

Benefits & expenses:
Losses & policy benefits	$524,355,214	$0	$494,777,921	$30,127,971	$0	$0	$(550,678)
Reinsurance recoveries	(23,068,989)	0	(23,140,637)	71,648	0	0	0
Commissions	165,724,962	0	157,318,046	8,406,916	0	0	0
Other operating expenses	80,153,365	5,317,550	69,594,847	6,142,293	1,991,705	122,837	(3,015,867)
Interest expense	12,840,294	12,840,294	0	0	535,782	0	(535,782)
Taxes, licenses & fees	24,265,452	247,926	23,462,757	830,409	(287,529)	11,889	0
Incr deferred acq expenses	(14,459,113)	0	(9,516,708)	(4,942,405)	0	0	0
Other expenses	3,332,207	0	3,332,143	64	0	0	0
Total expenses	$773,143,392	$18,405,770	$715,828,369	$40,636,896	$2,239,958	$134,726	$(4,102,327)

Income before income taxes	$833,958,534	$418,576,234	$358,270,159	$55,006,431	$557,735	$486,641	$1,061,334

Provision for income taxes:
Current operating income	$52,521,171	$1,110,956	$48,910,938	$2,133,775	$204,800	$160,702	$-
Capital gains/losses	239,649,184	152,547,228	72,285,085	14,816,990	0	(119)	0
Deferred	(10,198,514)	(4,788,439)	(8,807,512)	2,992,000	33,620	350	371,467
Total income tax	$281,971,841	$148,869,745	$112,388,511	$19,942,765	$238,420	$160,933	$371,467

Net income - current year	$551,986,693	$269,706,489	$245,881,648	$35,063,666	$319,315	$325,708	$689,867

Net income - prior year	$144,356,404	$8,460,899	$123,801,916	$10,414,582	$847,765	$282,744	$548,498

Change in net income	282.4%	3087.7%	98.6%	236.7%	-62.3%	15.2%

2006 First-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$794,495,941	$0	$794,701,014	$0	$0	$0	$(205,073)
Life	31,516,806	0	0	31,516,806	0	0	0
Accident health	1,653,157	0	0	1,653,157	0	0	0
Premiums ceded	(50,950,369)	0	(41,557,077)	(9,393,292)	0	0	0
Total earned premium	776,715,535	0	753,143,937	23,776,671	0	0	(205,073)
Investment income	127,039,271	21,092,775	80,751,515	23,974,477	426,698	29,875	763,931
Realized gain on investments	8,784,983	358,035	6,052,900	2,292,697	0	1,439	79,912
Other income	3,748,394	2,849,360	928,883	747,522	2,341,853	551,411	(3,670,635)
Total revenues	$916,288,183	$24,300,170	$840,877,235	$50,791,367	$2,768,551	$582,725	$(3,031,865)

Benefits & expenses:
Losses & policy benefits	$537,857,247	$0	$503,761,809	$34,646,518	$0	$0	$(551,080)
Reinsurance recoveries	(56,675,418)	0	(45,915,512)	(10,759,906)	0	0	0
Commissions	150,439,659	0	142,143,848	8,295,811	0	0	(3,013,982)
Other operating expenses	66,944,250	5,900,099	58,372,700	4,538,021	1,025,641	121,771	(310,646)
Interest expense	12,958,130	12,961,691	0	0	307,085	0	0
Taxes, licenses & fees	16,855,687	(171,673)	15,776,565	1,077,487	136,060	37,248	0
Incr deferred acq expenses	(11,368,992)	0	(8,618,797)	(2,750,195)	0	0	0
Other expenses	3,847,606	0	3,847,542	64	0	0	0
Total expenses	$720,858,169	$18,690,117	$669,368,155	$35,047,800	$1,468,786	$159,019	$(3,875,708)

Income before income taxes	$195,430,014	$5,610,053	$171,509,080	$15,743,567	$1,299,765	$423,706	$843,843

Provision for income taxes:
Current operating income	$47,576,416	$(7,448,640)	$50,867,514	$3,214,470	$534,570	$141,126	$267,376
Capital gains/losses	2,936,089	155,457	1,950,219	802,444	0	0	27,969
Deferred	561,105	4,442,337	(5,110,569)	1,312,071	(82,570)	(164)	0
Total income tax	$51,073,610	$(2,850,846)	$47,707,164	$5,328,985	$452,000	$140,962	$295,345

Net income - current year	$144,356,404	$8,460,899	$123,801,916	$10,414,582	$847,765	$282,744	$548,498

Net income - prior year	$146,118,606	$20,121,155	$116,596,933	$8,443,249	$672,672	$284,597

Change in net income	-1.2%	-58.0%	6.2%	23.3%	26.0%	-0.7%

2006 First-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets
(Dollars in millions except per share data)	March 31,	December 31,
	2006	2005
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2006—$5,629; 2005—$5,387)	$5,640	$5,476
Equity securities, at fair value (cost: 2006—$2,442; 2005—$2,128)	6,997	7,106
Short-term investments, at fair value (cost: 2006—$288; 2005—$75)	288	75
Securities lending collateral	330	0
Other invested assets	52	45
Cash and cash equivalents	206	119
Investment income receivable	111	118
Finance receivable	106	105
Premiums receivable	1,152	1,116
Reinsurance receivable	683	681
Prepaid reinsurance premiums	12	14
Deferred policy acquisition costs	448	428
Property and equipment, net, for company use (accumulated depreciation: 2006—$240; 2005—$232)	183	168
Other assets	68	66
Separate accounts	487	486
Total assets	$16,763	$16,003
Liabilities
Insurance reserves
Losses and loss expense	$3,728	$3,661
Life policy reserves	1,352	1,343
Unearned premiums	1,610	1,559
Securities lending payable	330	0
Other liabilities	834	455
Deferred income tax	1,427	1,622
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	487	486
Total liabilities	10,559	9,917
Shareholders' equity
Common stock, par value-$2 per share; authorized: 2006-500 million shares, 2005- 500 million shares; issued: 2006-195 million shares, 2005-194 million shares	390	389
Paid-in capital	986	969
Retained earnings	2,581	2,088
Accumulated other comprehensive income-unrealized gains on investments and derivatives	2,972	3,284
Treasury stock at cost (2006—22 million shares, 2005—20 million shares)	(725)	(644)
Total shareholders' equity	6,204	6,086
Total liabilities and shareholders' equity	$16,763	$16,003

2006 First-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net income	$602	$584	$374	$238	$193	$118	$255	$242	$299	$224
One-time item	0	0	15	0	0	(25)	0	0	0	0
Net income before one-time item	602	584	359	238	193	143	255	242	299	224
Net realized investment gains and losses	40	60	(27)	(62)	(17)	(2)	0	43	45	31
Operating income before one-time item	562	524	386	300	210	145	255	199	254	193
Less catastrophe losses	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)	(42)
Operating income before catastrophe losses and one-time item	$644	$620	$449	$357	$252	$178	$279	$260	$271	$235

Diluted per share data
Net income	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37	$1.28	$1.61	$1.17
One-time item	0.00	0.00	0.09	0.00	0.00	(0.14)	0.00	0.00	0.00	0.00
Net income before one-time item	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61	1.17
Net realized investment gains and losses	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	0.00	0.23	0.26	0.16
Operating income before one-time item	3.17	2.94	2.16	1.67	1.17	0.82	1.37	1.05	1.35	1.01
Less catastrophe losses	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)	(0.33)
Operating income before catastrophe losses and one-time item	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.49	$1.35

Return on equity
Return on average equity	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%	7.7%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
Return on average equity before one-time item	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%	7.7%

Return on equity based on comprehensive income
ROE based on comprehensive income	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%	20.3%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
ROE based on comprehensive income before one-time item	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%	20.3%

Investment income, net of expenses	$526	$492	$465	$445	$421	$415	$387	$368	$349	$327
BOLI	0	0	0	0	0	(5)	0	0	0	0
Investment income before BOLI	$526	$492	$465	$445	$421	$410	$387	$368	$349	$327

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2006 First-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05

Net income				$552	$183	$117	$158	$144		$302		$419		$602
One-time item				0	0	0	0	0		0		0		0
Net income before one-time item				552	183	117	158	144		302		419		602
Net realized investment gains and losses				421	16	10	8	6		14		24		40
Operating income before one-time item				131	167	107	150	138		288		395		562
Less catastrophe losses				(26)	(28)	(43)	(9)	(2)		(11)		(54)		(82)
Operating income before catastrophe losses and one-time item				$157	$195	$150	$159	$140		$299		$449		$644

Diluted per share data
Net income				$3.13	$1.03	$0.66	$0.89	$0.81		$1.70		$2.37		$3.40
One-time item				0.00	0.00	0.00	0.00	0.00		0.00		0.00		0.00
Net income before one-time item				3.13	1.03	0.66	0.89	0.81		1.70		2.37		3.40
Net realized investment gains and losses				2.39	0.09	0.05	0.05	0.03		0.08		0.14		0.23
Operating income before one-time item				0.74	0.94	0.61	0.84	0.78		1.62		2.23		3.17
Less catastrophe losses				(0.14)	(0.16)	(0.24)	(0.05)	(0.01)		(0.06)		(0.30)		(0.46)
Operating income before catastrophe losses and one-time item				$0.88	$1.10	$0.85	$0.89	$0.79		$1.68		$2.53		$3.63

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 First-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for the three months ended March 31, 2006
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,865	42.3%	$28
ExxonMobil Corporation	133	545	8.0	3
The Procter & Gamble Company	175	403	5.9	2
National City Corporation	171	342	5.0	4
PNC Financial Services Group, Inc.	62	317	4.7	2
Wyeth	62	215	3.2	1
AllianceBernstein Holding L.P.	53	210	3.1	3
Johnson & Johnson	190	209	3.1	1
U.S. Bancorp	137	201	2.9	2
Wells Fargo & Company	97	173	2.5	1
Piedmont Natural Gas Company, Inc.	64	135	2.0	1
FirstMerit Corporation	54	132	1.9	1
Sky Financial Group, Inc.	91	124	1.8	1
All other common stock holdings	664	914	13.6	7
Total	$2,236	$6,785	100.0%	$57

2006 First-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended March 31,
	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$816,236,753	$794,701,014	$21,535,739	2.71
Life	0	0	0	NA
Accident health	0	0	0	NA
Premiums ceded	(38,290,096)	(41,557,077)	3,266,981	7.86
Total premiums earned	777,946,657	753,143,937	24,802,720	3.29
Investment income	89,315,960	80,751,515	8,564,445	10.61
Realized gain on investments	206,169,965	6,052,900	200,117,065	3,306.14
Other income	665,946	928,883	(262,937)	(28.31)
Total revenues	$1,074,098,528	$840,877,235	$233,221,293	27.74

Benefits & expenses:
Losses & policy benefits	$494,777,921	$503,761,809	$(8,983,888)	(1.78)
Reinsurance recoveries	(23,140,637)	(45,915,512)	22,774,875	49.60
Commissions	157,318,046	142,143,848	15,174,198	10.68
Other operating expenses	69,594,847	58,372,700	11,222,147	19.22
Interest expense	0	0	0	NA
Taxes, licenses & fees	23,462,757	15,776,565	7,686,192	48.72
Incr deferred acq expense	(9,516,708)	(8,618,797)	(897,911)	(10.42)
Other expenses	3,332,143	3,847,542	(515,399)	(13.40)
Total expenses	$715,828,369	$669,368,155	$46,460,214	6.94
Income before income taxes	$358,270,159	$171,509,080	$186,761,079	108.89

Provision for income taxes:
Current operating income	$48,910,838	$50,867,514	$(1,956,576)	(3.85)
Current realized investments gains and losses	72,285,085	1,950,219	70,334,866	3,606.51
Deferred	(8,807,512)	(5,110,569)	(3,696,943)	(72.34)
Total income taxes	$112,388,511	$47,707,164	$64,681,347	135.58

Net income	$245,881,648	$123,801,916	$122,079,732	98.61

2006 First-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended March 31,
	2006	2005	% Change
Underwriting income
Net premiums written	$828,775,078	$796,742,733	4.02
Unearned premiums increase	50,828,418	43,598,796
Earned premiums	777,946,660	753,143,937	3.29

Losses incurred	$388,689,030	$378,452,481	2.70
Allocated loss expenses incurred	33,233,518	35,735,606	(7.00)
Unallocated loss expenses incurred	49,714,738	43,658,211	13.87
Other underwriting expenses incurred	236,693,489	208,200,671	13.69
Workers compensation dividend incurred	3,917,858	3,392,935	15.47

Total underwriting deductions	$712,248,634	$669,439,903	6.39
Net underwriting gain (loss)	$65,698,026	$83,704,034	(21.51)

Investment income
Gross investment income earned	$90,155,865	$81,620,910	10.46
Net investment income earned	89,224,775	80,751,514	10.49
Net realized capital gains	134,243,729	12,183,304	1001.87
Net investment gains (excl. subs)	$223,468,504	$92,934,818	140.46
Dividend from subsidiary
Net investment gains	$223,468,504	$92,934,818	140.46

Other income	$509,014	$478,276	6.43

Net income before federal income taxes	$289,675,545	$177,117,128	63.55
Federal and foreign income taxes incurred	$48,138,557	$52,817,734	(8.86)
Net income (statutory)	$241,536,988	$124,299,394	94.32

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

Cincinnati Insurance Group – Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 23 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written				$829	$727	$761	$791	$797		$1,588		$2,349		$3,076
Net premiums earned				778	775	765	765	753		1,518		2,283		3,058
Losses paid				347	378	348	336	345		681		1,029		1,407
Loss reserve change				42	(30)	72	23	33		56		129		99
Total losses incurred				$389	$348	$420	$359	$378		$737		$1,158		$1,506
Allocated loss expense paid				27	32	30	29	25		54		84		116
Allocated loss expense reserve change				6	(7)	10	10	11		21		31		24
Total allocated loss expense incurred				$33	$25	$40	$39	$36		$75		$116		$140
Unallocated loss expense paid				40	46	38	37	34		71		108		155
Unallocated loss expense reserve change				10	(2)	3	0	10		10		13		11
Total unallocated loss expense incurred				$50	$44	$41	$37	$44		$81		$121		$166
Underwriting expenses incurred				240	233	237	234	212		445		682		914
Underwriting profit (loss)				$66	$125	$27	$96	$83		$180		$206		$332

Loss Detail
Losses $1 million or more				$32	$38	$27	$28	$43		$71		$98		$136
Losses $250 thousand to $1 million				38	36	35	36	32		68		104		139
Development and case reserve increases of $250,000 or more				50	54	39	40	36		76		114		168
Large losses subtotal				$120	$128	$101	$104	$111		$215		$316		$443
IBNR incurred				6	(58)	20	14	13		27		47		(11)
Catastrophe losses incurred				39	44	66	15	2		17		83		127
Remaining incurred				224	234	234	226	252		478		712		947
Total losses incurred				$389	$348	$420	$359	$378		$737		$1,158		$1,506

Ratio Data
Loss ratio				50.0%	44.9%	54.9%	46.9%	50.3%		48.6%		50.7%		49.2%
Allocated loss expense ratio				4.3	3.2	5.3	5.2	4.7		5.0		5.1		4.6
Unallocated loss expense ratio				6.4	5.7	5.3	4.8	5.8		5.3		5.3		5.4
Net underwriting expense ratio				28.9	32.0	31.1	29.6	26.6		28.1		29.0		29.7
Statutory combined ratio				89.6%	85.8%	96.6%	86.5%	87.4%		87.0%		90.1%		89.0%
Statutory combined ratio excluding catastrophes				84.6%	80.2%	88.0%	84.6%	87.1%		85.8%		86.5%		84.9%

Loss Ratio
Losses $1 million or more				4.2%	5.0%	3.6%	3.6%	5.7%		4.7%		4.3%		4.5%
Losses $250 thousand to $1 million				4.9	4.5	4.6	4.8	4.3		4.5		4.5		4.5
Development and case reserve increases of $250,000 or more				6.4	6.9	5.1	5.2	4.7		5.0		5.0		5.5
Large losses subtotal				15.5%	16.4%	13.2%	13.6%	14.7%		14.2%		13.8%		14.5%
IBNR incurred				0.8	(7.4)	2.5	1.8	1.8		1.8		2.0		(0.4)
Total catastrophe losses incurred				5.0	5.6	8.6	1.9	0.3		1.1		3.6		4.1
Remaining incurred				28.6	30.3	30.6	29.6	33.5		31.5		31.2		31.0
Total loss ratio				50.0%	44.9%	54.9%	46.9%	50.3%		48.6%		50.7%		49.2%

Loss Claim Count
Losses $1 million or more				14	24	21	17	15		32		53		77
Losses $250 thousand to $1 million				95	92	81	93	73		166		247		339
Development and case reserve increases of $250,000 or more				85	100	72	61	67		128		200		300
Large losses total				194	216	174	171	155		326		500		716
Dollar amounts shown are rounded to the millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM-Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 24 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written				$668	$548	$546	$567	$629		$1,195		$1,741		$2,290
Net premiums earned				582	576	564	563	551		1,114		1,678		2,254
Losses paid				234	256	228	214	219		434		662		918
Loss reserve change				53	(19)	67	32	51		84		151		132
Total losses incurred				$287	$237	$295	$246	$270		$518		$813		$1,050
Allocated loss expense paid				24	28	27	26	22		48		75		103
Allocated loss expense reserve change				5	(1)	9	10	10		20		29		28
Total allocated loss expense incurred				$30	$27	$36	$36	$32		$68		$104		$131
Unallocated loss expense paid				28	31	26	25	22		48		73		105
Unallocated loss expense reserve change				10	(1)	3	1	10		11		13		12
Total unallocated loss expense incurred				$38	$30	$29	$26	$32		$59		$87		$117
Underwriting expenses incurred				179	182	173	165	156		321		493		675
Underwriting profit (loss)				$50	$100	$31	$90	$61		$148		$181		$281

Loss Detail
Losses $1 million or more				$30	$31	$24	$26	$43		$68		$93		$124
Losses $250 thousand to $1 million				28	28	26	29	22		51		77		105
Development and case reserve increases of $250,000 or more				44	47	35	38	29		67		103		149
Large losses subtotal				$103	$106	$86	$93	$94		$186		$272		$378
IBNR incurred				6	(36)	17	12	12		24		41		6
Catastrophe losses incurred				30	14	53	2	6		9		62		76
Remaining incurred				149	153	139	139	159		298		437		590
Total losses incurred				$287	$237	$295	$246	$271		$517		$813		$1,050

Ratio Data
Loss ratio				49.2%	41.1%	52.4%	43.8%	49.1%		46.4%		48.4%		46.6%
Allocated loss expense ratio				5.1	4.7	6.5	6.4	5.8		6.1		6.2		5.8
Unallocated loss expense ratio				6.5	5.3	5.1	4.6	5.9		5.2		5.2		5.2
Net underwriting expense ratio				26.8	33.2	31.6	29.1	24.7		26.8		28.3		29.5
Statutory combined ratio				87.5%	84.3%	95.5%	83.9%	85.5%		84.5%		88.1%		87.1%
Statutory combined ratio excluding catastrophes				82.5%	81.9%	86.0%	83.5%	84.4%		83.8%		84.5%		83.7%

Loss Ratio
Losses $1 million or more				5.2%	5.4%	4.3%	4.5%	7.8%		6.1%		5.5%		5.5%
Losses $250 thousand to $1 million				4.8	4.8	4.7	5.2	3.9		4.5		4.6		4.6
Development and case reserve increases of $250,000 or more				7.6	8.1	6.3	6.8	5.3		6.0		6.1		6.6
Large losses subtotal				17.6%	18.3%	15.2%	16.5%	17.0%		16.6%		16.2%		16.8%
IBNR incurred				1.0	(6.1)	2.9	2.2	2.2		2.2		2.4		0.2
Total catastrophe losses incurred				5.1	2.4	9.5	0.4	1.1		0.8		3.7		3.4
Remaining incurred				25.6	26.5	24.7	24.7	28.8		26.8		26.1		26.2
Total loss ratio				49.2%	41.1%	52.4%	43.8%	49.1%		46.4%		48.4%		46.6%
Dollar amounts shown are rounded to the millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM-Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 25 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written				$161	$179	$215	$224	$168		$393		$608		$786
Net premiums earned				196	199	201	202	202		404		605		804
Losses paid				113	122	120	122	126		247		367		489
Loss reserve change				(11)	(11)	5	(9)	(18)		(27)		(22)		(33)
Total losses incurred				$102	$111	$125	$113	$108		$220		$345		$456
Allocated loss expense paid				3	4	3	3	3		6		9		13
Allocated loss expense reserve change				0	(6)	1	1	1		1		2		(4)
Total allocated loss expense incurred				$3	$(2)	$4	$4	$4		$7		$11		$9
Unallocated loss expense paid				12	15	12	12	12		23		35		50
Unallocated loss expense reserve change				0	(1)	0	(1)	0		(1)		0		(1)
Total unallocated loss expense incurred				$12	$14	$12	$11	$12		$22		$35		$49
Underwriting expenses incurred				61	51	64	69	56		125		189		239
Underwriting profit (loss)				$17	$25	$(4)	$5	$22		$30		$26		$51

Loss Detail
Losses $1 million or more				$2	$7	$3	$2	$0		$2		$5		$13
Losses $250 thousand to $1 million				10	8	9	8	10		18		27		34
Development and case reserve increases of $250,000 or more				5	7	3	2	7		9		12		19
Large losses subtotal				$18	$22	$15	$12	$17		$29		$44		$66
IBNR incurred				0	(22)	3	1	1		3		6		(17)
Catastrophe losses incurred				10	30	13	12	(4)		8		21		51
Remaining incurred				74	81	94	87	93		180		274		356
Total losses incurred				$102	$111	$125	$112	$107		$220		$345		$456

Ratio Data
Loss ratio				52.2%	55.9%	62.2%	55.6%	53.3%	%	54.4%		57.0%		56.7%
Allocated loss expense ratio				1.7	(1.2)	2.0	1.8	1.8		1.8		1.9		1.1
Unallocated loss expense ratio				6.2	7.0	6.1	5.5	5.7		5.6		5.8		6.1
Net underwriting expense ratio				38.0	28.4	29.7	30.7	33.2		31.8		31.0		30.4
Statutory combined ratio				98.1%	90.1%	99.9%	93.6%	94.0%	%	93.6%		95.7%		94.3%
Statutory combined ratio excluding catastrophes				93.1%	75.2%	93.6%	87.4%	96.0%	%	91.5%		92.2%		88.0%

Loss Ratio
Losses $1 million or more				1.2%	3.6%	1.5%	1.1%	0.0%	%	0.6%		0.9%		1.6%
Losses $250 thousand to $1 million				5.3	3.9	4.3	3.7	5.2		4.4		4.4		4.3
Development and case reserve increases of $250,000 or more				2.8	3.5	1.7	1.0	3.2		2.1		2.0		2.4
Large losses subtotal				9.2%	11.0%	7.6%	5.8%	8.4%	%	7.1%		7.3%		8.2%
IBNR incurred				0.0	(11.2)	1.4	0.6	0.7		0.7		0.9		(2.1)
Total catastrophe losses incurred				5.0	14.9	6.2	6.2	(2.0)		2.1		3.5		6.3
Remaining incurred				38.0	41.2	46.9	42.9	46.2		44.5		45.3		44.3
Total loss ratio				52.2%	55.9%	62.2%	55.5%	53.3%	%	54.4%		57.0%		56.7%
Dollar amounts shown are rounded to the millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM-Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Line of Business for the Three Months Ended March 31, 2006
(Dollars in millions)
										03/31/06	03/31/05
	Comm	Comm	Specialty	Comm	Work	Bond&	Home	Pers	Other	Agency	Agency	Change
State	Prop	Cas	Programs	Auto	Comp	Exec Risk	Owner	Auto	Personal	Direct	Direct	%

AL	$2.9	$4.6	$1.8	$2.3	$0.4	$0.3	$4.7	$3.7	$1.0	$21.7	$21.5	0.9
AZ	1.8	3.1	0.3	2.6	0.1	0.1	0.0	0.0	0.0	8.0	7.8	4.1
AR	2.8	2.9	0.9	2.0	1.8	0.3	0.8	0.7	0.2	12.4	12.3	1.6
DE	0.0	0.1	0.0	0.1	0.4	0.0	0.0	0.0	0.0	0.6	0.2	350.7
FL	5.6	8.9	1.1	3.7	0.8	0.5	4.6	3.2	1.0	29.4	26.0	13.0
GA	5.3	7.5	1.6	5.4	3.8	1.3	5.9	7.2	1.4	39.4	38.0	3.6
ID	0.8	1.7	0.3	1.1	0.0	0.2	0.0	0.0	0.0	4.1	4.4	(4.4)
IL	13.5	21.6	3.4	11.1	18.1	1.7	4.0	5.9	1.5	80.8	75.3	7.4
IN	12.0	15.4	2.1	8.7	10.0	1.4	5.6	6.6	1.4	63.2	64.1	(1.2)
IA	3.7	6.1	1.1	2.6	7.2	0.5	0.9	1.0	0.4	23.5	23.6	0.3
KS	2.3	2.0	0.7	1.4	2.1	0.4	1.3	1.2	0.3	11.7	10.5	10.3
KY	4.5	5.4	1.4	4.3	0.9	0.6	3.1	4.4	0.9	25.5	26.5	(3.5)
MD	1.4	3.3	0.3	2.3	2.6	0.3	0.3	0.0	0.1	10.6	8.5	23.3
MI	7.8	11.8	3.6	5.8	6.0	1.2	3.4	3.2	0.7	43.5	43.4	0.1
MN	4.6	7.5	1.2	3.2	2.3	0.6	1.3	1.6	0.9	23.2	22.1	5.2
MO	5.0	8.0	1.4	3.3	4.4	0.3	1.1	0.7	0.2	24.4	22.2	10.0
MT	1.6	3.2	0.3	1.9	0.0	0.1	0.0	0.0	0.0	7.1	6.1	16.0
NE	1.8	2.4	0.5	1.2	2.8	0.3	0.3	0.3	0.1	9.7	10.0	(2.1)
NH	0.7	0.8	0.2	0.4	0.8	0.2	0.2	0.2	0.1	3.6	3.4	6.6
NY	1.6	6.1	0.3	2.1	0.7	0.4	0.0	0.0	0.0	11.2	9.7	14.9
NC	7.3	10.7	3.0	6.2	6.5	1.8	0.3	0.3	0.7	36.8	35.4	4.0
ND	1.1	1.3	0.2	0.7	0.0	0.2	0.1	0.1	0.0	3.7	3.9	(1.7)
OH	27.0	47.7	5.6	20.5	(0.3)	6.1	19.0	31.0	6.5	163.1	168.0	(2.9)
PA	8.6	14.1	2.4	8.7	15.9	1.4	1.3	1.8	0.8	55.0	54.3	1.4
SC	2.1	3.3	0.7	2.1	1.4	0.5	0.0	0.0	0.1	10.2	8.5	19.1
SD	0.8	1.3	0.1	0.5	1.4	0.1	0.0	0.0	0.0	4.2	3.1	36.4
TN	4.9	8.0	2.4	5.2	4.1	1.1	1.8	1.8	0.6	29.9	27.6	8.5
UT	0.9	1.7	0.1	0.9	0.1	0.4	0.0	0.0	0.0	4.1	3.8	7.2
VT	0.8	1.2	0.3	0.8	1.8	0.1	0.2	0.2	0.1	5.5	5.2	2.2
VA	7.8	11.1	1.3	7.4	7.0	1.3	1.6	2.2	0.6	40.3	34.9	15.7
WV	1.8	2.5	0.6	1.8	0.0	0.2	0.2	0.0	0.1	7.2	6.3	12.5
WI	6.1	10.2	1.4	4.1	9.4	0.7	1.8	2.3	0.7	36.7	34.7	5.1
All Other	1.1	1.9	0.1	0.9	1.3	0.4	0.1	0.0	0.2	6.0	5.9	5.9

Total Agency Direct	$150.0	$237.4	$40.7	$125.3	$113.8	$25.0	$63.9	$79.6	$20.6	$856.3	$827.2	3.5
Other Direct	0.3	0.2	-	0.2	2.0	-	0.4	0.3	0.5	3.9	3.5	10.4
Total Direct	$150.3	$237.6	$40.7	$125.5	$115.8	$25.0	$64.3	$79.9	$21.1	$860.2	$830.7	3.5

2006 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Commercial Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Commercial property:
Written premiums				$141	$121	$120	$128	$133		$261		$382		$502
Earned premiums				128	127	120	124	123		247		$366		493
Loss and loss expenses ratio				70.6%	51.7%	85.4%	42.1%	65.8%		53.6%		65.6%		62.0%
Less catastrophe loss ratio				21.6	10.6	36.7	1.3	3.7		2.5		15.3		14.1
Loss and loss expenses excluding catastrophe loss ratio				49.0%	41.1%	48.7%	40.8%	62.1%		51.1%		50.3%		47.9%

Commercial casualty:
Written premiums				$228	$189	$182	$191	$217		$408		$590		$779
Earned premiums				197	195	191	190	183		373		564		759
Loss and loss expenses ratio				51.3%	5.3%	47.5%	55.2%	51.1%		53.7%		51.6%		39.7%
Less catastrophe loss ratio				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Loss and loss expenses excluding catastrophe loss ratio				51.3%	5.3%	47.5%	55.2%	51.1%		53.7%		51.6%		39.7%

Specialty package:
Written premiums				$40	$32	$35	$34	$36		$71		$105		138
Earned premiums				36	34	34	34	34		68		103		137
Loss and loss expenses ratio				64.3%	53.4%	64.5%	57.2%	87.8%		72.4%		71.5%		67.0%
Less Catastrophe loss ratio				3.4	4.6	4.5	1.8	4.6		3.1		5.4		5.2
Loss and loss expenses excluding catastrophe loss ratio				60.9%	48.8%	60.0%	55.4%	83.2%		69.3%		66.1%		61.8%

Commercial auto:
Written premiums				$126	$108	$108	$111	$122		$233		$341		$448
Earned premiums				112	117	115	113	113		226		340		457
Loss and loss expenses ratio				57.7%	61.5%	60.6%	59.1%	57.9%		59.0%		59.6%		60.1%
Less catastrophe loss ratio				0.6	0.0	0.2	0.2	0.0		0.1		0.1		0.1
Loss and loss expenses excluding catastrophe loss ratio				57.1%	61.5%	60.4%	58.9%	57.9%		58.9%		59.5%		60.0%

Workers' compensation:
Written premiums				$112	$80	$76	$83	$99		$182		$258		$338
Earned premiums				88	85	82	82	79		161		244		328
Loss and loss expenses ratio				78.6%	134.2%	73.8%	77.2%	76.6%		76.9%		75.9%		90.9%
Less catastrophe loss ratio				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Loss and loss expenses excluding catastrophe loss ratio				78.6%	134.2%	73.8%	77.2%	76.6%		76.9%		75.9%		90.9%

Surety and executive risk:
Written premiums				$22	$21	$25	$18	$20		$38		$63		$85
Earned premiums				21	21	21	19	19		38		59		80
Loss and loss expenses ratio				26.5%	69.2%	31.5%	7.4%	26.3%		16.9%		22.0%		34.2%
Less catastrophe loss ratio				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Loss and loss expenses excluding catastrophe loss ratio				26.5%	69.2%	31.5%	7.4%	26.3%		16.9%		22.0%		34.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Homeowner:
Written premiums				$62	$67	$81	$81	$59		$140		$221		$288
Earned premiums				73	71	72	70	69		140		211		282
Loss and loss expenses ratio				64.0%	83.4%	74.3%	74.8%	64.6%		70.3%		72.9%		75.6%
Less catastrophe loss ratio				11.1	43.2	11.5	14.5	(6.1)		4.3		8.0		16.9
Loss and loss expenses excluding catastrophe loss ratio				52.9%	40.2%	62.8%	60.3%	70.7%		66.0%		64.9%		58.7%

Personal auto:
Written premiums				$80	$89	$112	$119	$90		$209		$321		$409
Earned premiums				101	104	108	110	111		221		329		432
Loss and loss expenses ratio				60.1%	54.0%	65.0%	61.0%	60.4%		60.1%		61.7%		59.9%
Less catastrophe loss ratio				0.8	0.6	0.4	1.0	0.2		0.6		0.6		0.6
Loss and loss expenses excluding catastrophe loss ratio				59.3%	53.4%	64.6%	60.0%	60.2%		59.5%		61.1%		59.3%

Other personal:
Written premiums				$20	$21	$23	$25	$20		$45		$68		$89
Earned premiums				22	22	22	23	22		45		67		89
Loss and loss expenses ratio				47.4%	37.0%	66.9%	32.6%	49.5%		37.2%		47.1%		44.6%
Less Catastrophe loss ratio				3.8	2.0	5.0	1.0	3.9		2.5		3.3		3.0
Loss and loss expenses excluding catastrophe loss ratio				43.6%	35.0%	61.9%	31.6%	45.6%		34.7%		43.8%		41.6%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 First-Quarter Supplement

Cincinnati Insurance Group
10-Year Property Casualty Data - Consolidated
(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Premiums
Adjusted written premiums (statutory)*	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472	$1,384
Codification	0	0	0	0	402	(55)	0	0	0	0
Written premium adjustment -- statutory only	(21)	(29)	26	117	0	0	0	0	0	0
Reported written premiums (statutory)**	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472	1,384
Unearned premiums change	(18)	(78)	(162)	(222)	(517)	(53)	(23)	(15)	(18)	(17)
Earned premiums (GAAP)	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658	$1,543	$1,454	$1,367

Year-over-year growth rate:
Adjusted written premiums (statutory)	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%	5.8%	6.4%	6.8%
Written premiums (statutory)	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%	6.8%
Earned premiums	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%	6.1%	6.4%	8.2%

Statutory combined ratio
Reported statutory combined ratio*	89.0%	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%	103.5%
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	0.0	0.0
Statutory combined ratio (adjusted)	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%	103.5%
Less catastrophe losses	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1	XXXX	XXXX
Statutory combined ratio excluding catastrophe losses (adjusted)	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%	XXXX	XXXX
									XXXX	XXXX
Reported commission expense ratio*	19.2%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%	XXXX	XXXX
Codification	0.0	0.0	0.0	0.0	2.6	(0.5)	0.0	0.0	XXXX	XXXX
Written premium adjustment -- statutory only	nm	nm	nm	0.8	0.0	0.0	0.0	0.0	XXXX	XXXX
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	XXXX	XXXX
Commission expense ratio (adjusted)	19.2%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%	XXXX	XXXX
									XXXX	XXXX
Reported other expense ratio*	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%	XXXX	XXXX
Codification	0.0	0.0	0.0	0.0	1.5	(0.4)	0.0	0.0	XXXX	XXXX
Written premium adjustment -- statutory only	nm	nm	nm	0.4	0.0	0.0	0.0	0.0	XXXX	XXXX
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	XXXX	XXXX
Other expense ratio (adjusted)	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%	XXXX	XXXX
									XXXX	XXXX
Reported statutory expense ratio*	29.7%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%	XXXX	XXXX
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	XXXX	XXXX
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0	XXXX	XXXX
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	XXXX	XXXX
Statutory expense ratio (adjusted)	29.7%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%	XXXX	XXXX

GAAP combined ratio
GAAP combined ratio	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%	103.6%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.1)	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%	103.6%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.739	0.721	1.002	1.067	0.864	XXXX	XXXX	XXXX	XXXX	XXXX
Written premium adjustment	(0.005)	(0.007)	0.010	0.050	0.159	XXXX	XXXX	XXXX	XXXX	XXXX
Reported premiums to statutory surplus ratio	0.734	0.714	1.012	1.117	1.023	XXXX	XXXX	XXXX	XXXX	XXXX

Dollar amounts shown are rounded to the millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm-Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2006 First-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$2,306	$2,209	$2,009	$1,795	$1,551	$1,326
Codification	0	0	0	0	276	(51)
Written premium adjustment – statutory only	(16)	(23)	22	110	0	0
Reported written premiums (statutory)**	$2,290	$2,186	$2,031	$1,905	$1,827	$1,275
Unearned premiums change	(36)	(60)	(123)	(184)	(374)	(43)
Earned premiums (GAAP)	$2,254	$2,126	$1,908	$1,721	$1,453	$1,232

Year-over-year growth rate:
Adjusted written premiums (statutory)	4.4%	10.0%	11.9%	15.8%	16.9%	20.5%
Written premiums (statutory)	4.7%	7.6%	6.6%	4.2%	43.3%	15.9%
Earned premiums	6.0%	11.4%	10.8%	18.6%	17.9%	13.2%

Statutory combined ratio
Reported statutory combined ratio*	87.1%	83.7%	90.9%	95.3%	96.7%	117.2%
Codification	0.0	0.0	0.0	0.0	4.0	(1.2)
Written premium adjustment – statutory only	nm	nm	nm	1.5	0.0	0.0
One-time item	0.0	0.0	0.7	0.0	0.0	(1.6)
Statutory combined ratio (adjusted)	87.1%	83.7%	91.6%	96.8%	100.7%	114.4%
Less catastrophe losses	3.4	3.4	2.2	2.3	1.9	1.5
Statutory combined ratio excluding catastrophe losses (adjusted)	83.7%	80.3%	89.4%	94.5%	98.8%	112.9%

GAAP combined ratio
GAAP combined ratio	87.4%	84.1%	91.3%	96.6%	101.7%	117.2%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.0)
GAAP combined ratio before one-time item	87.4%	84.1%	92.1%	96.6%	101.7%	115.2%

Dollar shown are rounded to the millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm-Not amounts meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of insurance commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2006 First-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$791	$817	$780	$701	$637	$610
Codification	0	0	0	0	126	(4)
Written premium adjustment – statutory only	(5)	(6)	4	7	0	0
Reported written premiums (statutory)**	$786	$811	$784	$708	$763	$606
Unearned premiums change	18	(18)	(39)	(38)	(143)	(10)
Earned premiums (GAAP)	$804	$793	$745	$670	$620	$596

Year-over-year growth rate:
Adjusted written premiums (statutory)	(3.2)%	4.7%	12.0%	9.8%	4.6%	5.0%
Written premiums (statutory)	(3.0)%	3.4%	10.8%	(7.2)%	26.1%	4.3%
Earned premiums	1.4%	6.4%	11.2%	8.1%	4.0%	4.6%

Statutory combined ratio
Reported statutory combined ratio*	94.3%	104.6%	102.9%	106.5%	105.9%	110.6%
Codification	0.0	0.0	0.0	0.0	4.6	(0.2)
Written premium adjustment – statutory only	nm	nm	nm	0.3	0.0	0.0
One-time item	0.0	0.0	1.0	0.0	0.0	(2.0)
Statutory combined ratio (adjusted)	94.3%	104.6%	103.9%	106.8%	110.5%	108.4%
Less catastrophe losses	6.3	9.7	7.3	7.1	5.8	5.4
Statutory combined ratio excluding catastrophe losses (adjusted)	88.0%	94.9%	96.6%	99.7%	104.7%	103.0%

GAAP combined ratio
GAAP combined ratio	94.4%	105.0%	103.6%	107.6%	112.4%	110.4%
One-time item	0.0	0.0	1.1	0.0	0.0	(2.4)
GAAP combined ratio before one-time item	94.4%	105.0%	104.7%	107.6%	112.4%	108.0%

Dollar shown are rounded to the millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm-Not amounts meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of insurance commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2006 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)				$794	$765	$764	$781	$787		$1,568		$2,332		$3,097
Written premium adjustment – statutory only				33	(38)	(3)	10	10		20		17		(21)
Reported written premiums (statutory)*				$829	$727	$761	$791	$797		$1,588		$2,349		$3,076
Unearned premiums change				(51)	48	4	(26)	(44)		(70)		(66)		(18)
Earned premiums				$778	$775	$765	$765	$753		$1,518		$2,283		$3,058

Statutory combined ratio
Reported statutory combined ratio*				89.6%	85.8%	96.6%	86.6%	87.3%		86.9%		90.1%		89.0%
Written premium adjustment – statutory only				nm	nm	nm	nm	nm		nm		nm		nm
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Adjusted statutory combined ratio				89.6%	85.8%	96.6%	86.6%	87.3%		86.9%		90.1%		89.0%
Less catastrophe losses				5.0	5.6	8.6	2.0	0.3		1.1		3.6		4.1
Adjusted statutory combined ratio excluding catastrophe losses				84.6%	80.2%	88.0%	84.6%	87.0%		85.8%		86.5%		84.9%

Reported commission expense ratio*				18.1%	20.4%	20.3%	19.3%	16.8%		18.0%		18.8%		19.2%
Written premium adjustment – statutory only				nm	nm	nm	nm	nm		nm		nm		nm
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Adjusted commission expense ratio				18.1%	20.4%	20.3%	19.3%	16.8%		18.0%		18.8%		19.2%

Reported other expense ratio*				10.8%	11.6%	10.8%	10.3%	9.8%		10.0%		10.2%		10.5%
Written premium adjustment – statutory only				nm	nm	nm	nm	nm		nm		nm		nm
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Adjusted other expense ratio				10.8%	11.6%	10.8%	10.3%	9.8%		10.0%		10.2%		10.5%

Reported statutory expense ratio*				28.9%	32.0%	31.1%	29.6%	26.6%		28.0%		29.0%		29.7%
Written premium adjustment – statutory only				nm	nm	nm	nm	nm		nm		nm		nm
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Adjusted statutory expense ratio				28.9%	32.0%	31.1%	29.6%	26.6%		28.0%		29.0%		29.7%

GAAP combined ratio
GAAP combined ratio				92.0%	83.9%	96.6%	87.5%	88.9%		88.2%		91.0%		89.2%
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
GAAP combined ratio before one-time item				92.0%	83.9%	96.6%	87.5%	88.9%		88.2%		91.0%		89.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)				$635	$584	$547	$557	$617		$1,174		$1,721		$2,306
Written premium adjustment -- statutory only				33	(36)	(1)	9	12		21		20		(16)
Reported written premiums (statutory)*				$668	$548	$546	$566	$629		$1,195		$1,741		$2,290
Unearned premiums change				(86)	28	18	(3)	(78)		(81)		(63)		(36)
Earned premiums				$582	$576	$564	$563	$551		$1,114		$1,678		$2,254

Statutory combined ratio
Reported statutory combined ratio*				87.5%	84.3%	95.5%	83.9%	85.5%		84.6%		88.1%		87.1%
Written premium adjustment -- statutory only				nm	nm	nm	nm	nm		nm		nm		nm
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Adjusted statutory combined ratio				87.5%	84.3%	95.5%	83.9%	85.5%		84.6%		88.1%		87.1%
Less catastrophe losses				5.1	2.4	9.5	0.4	1.1		0.8		3.6		3.4
Adjusted statutory combined ratio excluding catastrophe losses				82.4%	81.9%	86.0%	83.5%	84.4%		83.8%		84.5%		83.7%

GAAP combined ratio
GAAP combined ratio				90.5%	82.1%	95.2%	84.8%	87.5%		86.1%		89.2%		87.4%
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
GAAP combined ratio before one-time item				90.5%	82.1%	95.2%	84.8%	87.5%		86.1%		89.2%		87.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)				$161	$181	$217	$223	$170		$393		$611		$791
Written premium adjustment -- statutory only				0	(2)	(2)	1	(2)		(1)		(3)		(5)
Reported written premiums (statutory)*				$161	$179	$215	$224	$168		$392		$608		$786
Unearned premiums change				35	20	(14)	(22)	34		8		(3)		17
Earned premiums				$196	$199	$201	$202	$202		$404		$605		$804

Statutory combined ratio
Reported statutory combined ratio*				98.1%	90.1%	99.9%	93.6%	94.0%		93.7%		95.7%		94.3%
Written premium adjustment -- statutory only				nm	nm	nm	nm	nm		nm		nm		nm
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Adjusted statutory combined ratio				98.1%	90.1%	99.9%	93.6%	94.0%		93.7%		95.7%		94.3%
Less catastrophe losses				5.0	14.9	6.3	6.2	2.0		2.1		3.5		6.3
Adjusted statutory combined ratio excluding catastrophe losses				93.1%	75.2%	93.6%	87.4%	96.0%		91.6%		92.2%		88.0%

GAAP combined ratio
GAAP combined ratio				96.4%	89.0%	100.5%	95.3%	92.7%		94.0%		96.1%		94.4%
One-time item				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
GAAP combined ratio before one-time item				96.4%	89.0%	100.5%	95.3%	92.7%		94.0%		96.1%		94.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income
	For the quarter ended March 31,
	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$-	$-	$-	NA
Life	34,874,544	31,516,806	3,357,738	10.65
Accident health	1,733,897	1,653,157	80,740	4.88
Premiums ceded	(10,320,610)	(9,393,292)	(927,318)	(9.87)
Total premiums earned	26,287,831	23,776,671	2,511,160	10.56
Investment income	26,275,186	23,974,477	2,300,709	9.60
Realized investment gains and losses	42,334,256	2,292,697	40,041,559	1,746.48
Other income	746,054	747,522	(1,468)	(0.20)
Total revenues	$95,643,327	$50,791,367	$44,851,960	88.31

Benefits & expenses:
Losses & policy benefits	$30,127,971	$34,646,518	$(4,518,547)	(13.04)
Reinsurance recoveries	71,648	(10,759,906)	10,831,554	100.67
Commissions	8,406,916	8,295,811	111,105	1.34
Other operating expenses	6,142,293	4,538,021	1,604,272	35.35
Interest expense	0	0	0	NA
Taxes, licenses & fees	830,409	1,077,487	(247,078)	(22.93)
Incr deferred acq expense	(4,942,405)	(2,750,195)	(2,192,210)	(79.71)
Other expenses	64	64	0	0.00
Total expenses	$40,636,896	$35,047,800	$5,589,096	15.95

Income before income taxes	$55,006,431	$15,743,567	$39,262,864	249.39

Provision for income taxes:
Current	$2,133,775	$3,214,470	$(1,080,695)	(33.62)
Current capital gains/losses	14,816,990	802,444	14,014,546	1,746.48
Deferred	2,992,000	1,312,071	1,679,929	128.04
Total income taxes	$19,942,765	$5,328,985	$14,613,780	274.23

Net income	$35,063,666	$10,414,582	$24,649,084	236.68

2006 First-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the three months ended March 31,
	2006	2005	% Change

Net premiums written	$38,308,469.00	$49,483,620.30	(22.58)
Net investment income	26,275,186.49	23,974,477.25	9.60
Amortization of interest maintenance reserve	36,581.05	265,492.00	(86.22)
Commissions and expense allowances on reinsurance ceded	2,006,599.64	3,617,551.97	(44.53)
Income from fees associated with Separate Accounts	746,054.15	747,522.27	(0.20)
Total revenues	$67,372,890.33	$78,088,663.79	(13.72)

Death benefits and matured endowments	10,440,251.78	7,690,041.33	35.76
Annuity benefits	7,835,973.73	3,068,424.65	155.37
Disability benefits and benefits under accident and health contracts	124,030.06	40,586.01	205.60
Surrender benefits and group conversions	7,382,751.42	5,773,415.14	27.87
Interest and adjustments on deposit-type contract funds	2,851,151.99	2,271,734.68	25.51
Increase in aggregate reserves for life and accident and health contracts	21,550,983.00	37,001,346.01	(41.76)
Payments on supplementary contracts with life contingencies	75,477.45	72,248.67	4.47
Total benefit expenses	$50,260,619.43	$55,917,796.49	(10.12)

Commissions	8,307,165.72	8,295,810.81	0.14
General insurance expenses and taxes	8,395,308.93	7,914,597.29	6.07
Increase in loading on deferred and uncollected premiums	(1,353,691.88)	(2,496,227.00)	45.77
Net transfers to or (from) Separate Accounts	0.00	0.00	N/A
Other deductions	63.62	63.81	(0.30)
Total operating expenses	$15,348,846.39	$13,714,244.91	11.92

Federal and Foreign Income Taxes Incurred	1,889,192.22	2,987,611.00	(36.77)

Net gain from operations before realized capital gains or (losses)	$(125,767.70)	$5,469,011.39	(102.30)

Net realized gains or (losses) net of capital gains tax	27,697,575.51	1,210,681.31	2187.77

Net Income (Statutory)	$27,571,807.81	$6,679,692.70	312.77

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of
Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 First-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	06/30/06	06/30/05	09/30/06	09/30/05	12/31/06	12/31/05
Gross Written Premiums				$50	$57	$66	$64	$62		$126		$192		$249
Bank Owned Life Insurance (BOLI) Adjustment				0	0	0	0	0		0		0		0
Adjusted Gross Written Premiums				$50	$57	$66	$64	$62		$126		$192		$249

Insurance Expense				$7	$8	$7	$7	$7		$14		$21		$29

Expense Ratio				14.5%	14.4%	10.3%	10.7%	10.9%		10.8%		10.8%		11.7%
Expense Ratio based on Adjusted Gross Written Premium				14.5%	14.4%	10.3%	10.7%	10.9%		10.8%		10.8%		11.7%

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Gross Written Premiums	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	0	(10)	0	(34)	0	(20)
Adjusted Gross Written Premiums	249	220	173	210	122	137

Insurance Expense	29	25	25	27	25	20

Expense Ratio	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 First-Quarter Supplement